Exhibit 4.1

ML ModusLink

GLOBAL SOLUTIONS

COMMON STOCK MODUSLINK GLOBAL SOLUTIONS, INC. COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 60786L 10 7

SEE REVERSE

THIS IS TO CERTIFY THAT FOR RESTRICTIONS

ON TRANSFER

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, of

MODUSLINK GLOBAL SOLUTIONS, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Steven G. Crane

Chief Financial Officer

MODUSLINK GLOBAL SOLUTIONS, INC.

CORPORATE 1986 DELAWARE

[Illegible]

Chairman, President and Chief Executive Officer

AMERICAN BANK NOTE COMPANY PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706

711 ARMSTRONG LANE PROOF OF SEPTEMBER 22, 2008

COLUMBIA, TENNESSEE 38401 MODUSLINK GLOBAL SOLUTIONS, INC.

(931) 388-3003 TSB 30976 FC

SALES: C. SHARKEY 302–731-7088 Operator: AP / DS

/ ETHER 7 / LIVE JOBS / M / MODUSLINK 30976 FC Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints in PMS 5265 AND PMS 5487 AND BLACK. Intaglio prints in SC-3 dark green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

AMERICAN BANK NOTE COMPANY.

MODUSLINK GLOBAL SOLUTIONS, INC. (the “Corporation”) will furnish without charge to each stockholder who so requests from its Secretary the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT– Custodian

TEN ENT- as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act

in common (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

(The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.)

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706

711 ARMSTRONG LANE PROOF OF SEPTEMBER 18, 2008

COLUMBIA, TENNESSEE 38401 MODUSLINK GLOBAL SOLUTIONS, INC.

(931) 388-3003 TSB 30976 BK

SALES: C. SHARKEY 302–731-7088 Operator: AP

/ ETHER 7 / LIVE JOBS / M / MODUSLINK 30976 BK REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF